Income Tax - Summary of Unrecognized Deferred Tax Assets Related to Loss Carry-forward, Investment Credits and Deductible Temporary Differences (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2018 USD ($)	Dec. 31, 2018 TWD ($)	Dec. 31, 2017 TWD ($)
Disclosure of temporary difference, unused tax losses and unused tax credits [abstract]
Loss carry-forward	$ 21,759	$ 666,043	$ 542,054
Deductible temporary differences	10,854	332,255	712,141
Unrecognized deferred tax assets	$ 32,613	$ 998,298	$ 1,254,195